                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                           SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.  )


Filed by the Registrant [X]

Filed by a Party Other Than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE
                                              OF THE COMMISSION
[X] DEFINITIVE PROXY STATEMENT                ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))


[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                  Western Pennsylvania Adventure Capital Fund
       -----------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                                Not Applicable
       -----------------------------------------------------------------
       (Name of Persons Filing Proxy Statement if Other than Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

       (1) Title of each class of securities to which this transaction applies:

       ________________________________________________________________________

       (2) Aggregate number of securities to which transaction applies:

       ________________________________________________________________________


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

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ________________________________________________________________________

       (4) Proposed maximum aggregate value of transaction:

       ________________________________________________________________________

       (5) Total fee paid:

       ________________________________________________________________________

[_]   Fee paid previously with preliminary materials.

[_]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount previously paid:

       ________________________________________________________________________

       (2) Form, Schedule or Registration Statement No.:

       ________________________________________________________________________

       (3) Filing Party:

       ________________________________________________________________________

       (4) Date Filed:

       ________________________________________________________________________

Notes:

                  Western Pennsylvania Adventure Capital Fund
                       2101 Greentree Road, Suite A-113
                        Pittsburgh, Pennsylvania 15220


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on October 22, 2001

     As a shareholder of Western Pennsylvania Adventure Capital Fund (the "Company" or the "Fund"), you are invited to be present, or represented by proxy, at the Annual Meeting of Shareholders, to be held at the Pittsburgh Technology Center, 2nd Floor Training Room, 2000 Technology Drive, Pittsburgh, Pennsylvania on October 22, 2001 at 4:00 p.m., Pittsburgh time, and any adjournments thereof, for the following purposes:

1. To elect G. Richard Patton, Alvin J. Catz, William F. Rooney, Philip J. Samson and Douglas F. Schofield to the Board of Directors of the Company for terms of one (1) year. See "Proposal No. 1--Election of Directors" in the Proxy Statement.

2. To ratify the appointment of Goff Backa Alfera & Company, LLC, as the Company's independent certified public accountants for the fiscal year ending December 31, 2001. See "Proposal No. 2--Selection of Auditors" in the Proxy Statement.

3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on September 17, 2001 are entitled to vote at the Annual Meeting of Shareholders and all adjournments thereof. Since a majority of the outstanding shares of the Company's Common Stock must be represented at the meeting in order to constitute a quorum, all shareholders are urged either to attend the meeting or to be represented by proxy.

     If you do not expect to attend the meeting in person, please sign, date and return the accompanying proxy in the enclosed reply envelope. Your vote is important regardless of the number of shares you own. If you later find that you can be present and you desire to vote in person or, for any other reason, desire to revoke your proxy, you may do so at any time before the voting.

                              By Order of the Board of Directors

                              William F. Rooney
                              Secretary



September 18, 2001

                  Western Pennsylvania Adventure Capital Fund
                       2101 Greentree Road, Suite A-113
                        Pittsburgh, Pennsylvania 15220


                        ANNUAL MEETING OF SHAREHOLDERS
                               October 22, 2001

                                PROXY STATEMENT

   This Proxy Statement and the Notice of Annual Meeting and Form of Proxy accompanying this Proxy Statement, which will be mailed on or about September 22, 2001, are furnished in connection with the solicitation by the Board of Directors of Western Pennsylvania Adventure Capital Fund, a Pennsylvania corporation (the "Company" or the "Fund"), of proxies to be voted at the annual meeting of shareholders to be held at the Pittsburgh Technology Center, 2nd Floor Training Room, 2000 Technology Drive, Pittsburgh, Pennsylvania on October 22, 2001 at 4:00 p.m., Pittsburgh time, and any adjournments thereof.

   Holders of record of the Company's Common Stock at the close of business on September 17, 2001 (the "record date") will be entitled to one vote at the meeting or by proxy for each share then held. On the record date, there were 4,224,870 shares of Common Stock of the Company outstanding. All shares represented by proxy will be voted in accordance with the instructions, if any, given in such proxy. A shareholder may abstain from voting or may withhold authority to vote for the nominees by marking the appropriate box on the accompanying proxy card, or may withhold authority to vote for an individual nominee by drawing a line through such nominee's name in the appropriate place on the accompanying proxy card. Unless instructions to the contrary are given, each properly executed proxy will be voted, as specified below, to (i) elect G. Richard Patton, Alvin J. Catz, William F. Rooney, Philip J. Samson and Douglas
F. Schofield to the Board of Directors of the Company, (ii) ratify the appointment of Goff Backa Alfera & Company, LLC, as the Company's independent certified public accountants for the fiscal year ending December 31, 2001, and
(iii) transact such other business as may properly be brought before the meeting or any adjournment thereof.

   All proxies may be revoked and execution of the accompanying proxy will not affect a shareholder's right to revoke it by giving written notice of revocation to the Secretary at any time before the proxy is voted or by the mailing of a later-dated proxy. Any shareholder attending the meeting in person may vote his or her shares even though he or she has executed and mailed a proxy. A majority of all of the issued and outstanding shares of the Company's Common Stock is required to be present in person or by proxy to constitute a quorum. Directors are elected by a plurality. The favorable vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required to approve or adopt the other proposal presented to the meeting.

   This Proxy Statement is being solicited by the Board of Directors of the Company. The expense of making this solicitation is being paid by the Company and consists of the preparing, assembling and mailing of the Notice of Meeting, Proxy Statement and Proxy, tabulating returns of proxies, and charges and expenses of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to shareholders. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram or in person without additional compensation therefor.

   Upon request made in writing to Alvin J. Catz, Treasurer, Western Pennsylvania Adventure Capital Fund, 2101 Greentree Road, Suite A-113, Pittsburgh, Pennsylvania 15220, or by e-mail to acatz@wpacf.com, the Company will provide to any shareholder, free of charge, copies of its most recent annual report on Form 10-K and quarterly report on Form 10-Q. In addition, these and other periodic reports filed by the Company with the Securities and Exchange Commission may also be accessed free of charge through the Commission's web site at "http://www.sec.gov".

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Election of Directors

   The Company's Bylaws provide that the Board of Directors shall consist of one or more members as fixed by the Board. Five persons have been nominated to serve as directors to hold office until the next annual meeting or until their successors shall be duly elected and qualified. It is intended that proxies in the form enclosed granted by the shareholders will be voted, unless otherwise directed, in favor of electing the following persons as directors:

   G. Richard Patton
   Alvin J. Catz
   William F. Rooney
   Philip J. Samson
   Douglas F. Schofield.

   Unless you indicate to the contrary, the persons named in the accompanying proxy will vote it for the election of the nominees named above. If, for any reason, a nominee should be unable to serve as a director at the time of the meeting, which is not expected to occur, the persons designated herein as proxies may not vote for the election of any other person not named herein as a nominee for election to the Board of Directors. See "Information Concerning Directors and Nominees."

Recommendation

   The Board of Directors recommends a vote "FOR" the election of each of the nominees. Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or authority withheld is specified.


                 INFORMATION CONCERNING DIRECTORS AND NOMINEES

Directors and Nominees

   Set forth below is information concerning each director and nominee for director of the Company, including his business experience during at least the past five years, his positions with the Company and certain directorships held by him. Each nominee is currently a director of the Company. There are no family relationships among any of the directors or nominees, nor, except as hereinafter described, are there any arrangements or understandings between any director and another person pursuant to which he was selected as a director or nominee. Each director is to hold office until the next annual meeting of the shareholders or until his successor has been elected and qualified.

               Name                       Age
               G. Richard Patton          50
               Alvin J. Catz              62
               William F. Rooney          60
               Philip J. Samson           44
               Douglas F. Schofield       56

G. Richard Patton

   Dr. Patton holds a Ph.D. in Strategic Management and an M.S. in Industrial Administration from the Krannert Graduate School of Management, Purdue University, and a B.S. in Chemistry from the University of Michigan.

   From 1978-1981, Dr. Patton was Vice-President and Chief Administration Officer of the Mellon Institute in Pittsburgh and a senior staff member of the Energy Productivity Center in Washington, D.C. In 1976, Dr. Patton was the recipient of the first General Electric Award for Outstanding Research in the field of strategic planning. He has also been elected Distinguished Professor by several of the University of Pittsburgh Executive M.B.A. classes. In 1995 and 1996, he was selected as a finalist in the Inc. Magazine Entrepreneur of the Year award program. His publication topics and research interests include strategy development, mergers and acquisitions, divestment, turn around management and restructuring strategies, and entrepreneurship.

   Dr. Patton has been a faculty member of the University of Pittsburgh's Joseph
M. Katz Graduate School of Business since 1976, and is currently an Associate Professor. He teaches in the area of strategic management, planning and control systems and entrepreneurship and new venture management in graduate and executive programs. He also taught at Carnegie Mellon University's Graduate School of Industrial Administration and at Chulalongkorn University's Graduate Institute of Business Administration in Bangkok, Thailand.

   Dr. Patton is currently an active consultant, with clients that include Fortune 500 firms, family-owned firms, new ventures, and research and industry associates in the U.S., Europe and Asia. His consulting activities include executive development programs, strategy development, strategic planning systems design and development, competitive analysis, technology and market assessment and new venture analysis and start-up. He is also active in the venture capital area and has been associated with or consulted on the founding, financing and start-up of several new technology based companies. He also currently serves on the boards of several companies.

   During the past five years, Dr. Patton has held investments in over 30 private placements, including for companies engaged in such diverse businesses as software design, fiber optics, corrugated container manufacture, copier distribution and medical device design and production. The total raised for these private placements from all investors has been in excess of $50 million.

Alvin J. Catz

   Mr. Catz is currently a principal with Catz Consulting Associates, Inc. The firm offers services in the areas of finance/accounting and computers/data processing. He is actively involved in assisting new ventures in all aspects of their early stage development including business plans, financing, organizational, and other typical start-up related issues.

   Mr. Catz has over 25 years of diversified business and financial experience including management consulting, Fortune 500 corporation financial officer, and major certified public accounting firm management. Mr. Catz's background offers an unusual combination of major mature company experience and dynamic smaller growth company experience. This experience includes over five years as Corporate Controller with H. J. Heinz Company in Pittsburgh, Pennsylvania. As Corporate Controller, he was responsible for internal and external accounting and financial reporting, accounting/internal control systems, financial policies, and coordination of employee benefit plans.

   Prior to joining Heinz in 1974, Mr. Catz served as Assistant Corporate Controller for KDI Corporation ("KDI") in Cincinnati, Ohio, a conglomerate with interests in defense, recreation, manufacturing and distribution. During his five year association with KDI, its annual revenues grew from $15 million to $135 million. His earlier experience includes serving as a Group Financial Manager with Cincinnati Milacron, a major machine tool manufacturer based in Cincinnati, Ohio. He began his business career with Peat, Marwick, Mitchell & Co., a major certified public accounting firm.

   Mr. Catz has a Master of Business Administration degree in Advanced Business Economics from Xavier University, and a Bachelor of Business Administration degree in Accounting from the University of Pittsburgh. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. He is a regular lecturer in the University of Pittsburgh's Graduate School of Business. In addition, he has taught Financial Management in the University of Pittsburgh's Graduate School of Business Management Program for Entrepreneurs.

   During the past five years, Mr. Catz has held investments in approximately 15 development stage companies in Western Pennsylvania. He has also assisted numerous development stage companies in their fund raising efforts, including assisting in the preparation of business plans and private placement memoranda.

William F. Rooney

   Mr. Rooney is an early stage investor and former Vice-President of Sales for Transline Communications Corporation, an international provider of voice and data services to the financial services industry between the U.S. and major financial service centers in Europe, a position he has held since 1995. Transline was acquired by Transaction Network Services, Inc., a NYSE Company, in January, 1999.

   Mr. Rooney has over 30 years of experience in the telecommunications industry including senior management and operating positions. From 1986 to 1994, Mr. Rooney was Vice-President of Sales for Republic Telcom Systems Corporation, a telecommunications company specializing in multiplexer products ("Republic Telcom"). In this capacity, he assisted Republic Telcom in the start up phase and helped to raise funding through venture capital firms. Republic Telcom was successfully acquired by Netrix Corporation in 1994.

   Mr. Rooney holds a B.S. degree in Industrial Management from LaSalle University (1962) and an M.B.A. from Fordham University (1975).

   Mr. Rooney is an active private investor and currently has investments in eight early stage, high technology companies in various industries.

Philip J. Samson

   Mr. Samson is an independent business consultant. His background includes several appointments within Mellon Bank. From 1981 to 1983, he worked for Mellon's Economics Department where he completed advanced financial modeling assignments. In 1983, he joined Mellon's Corporate Consulting Department where he managed a number of innovative projects including designing a corporate credit scoring system, an internal credit network, a retail bank strategy, and a profitability analysis and tactical plan for credit cards. Mr. Samson became Vice President of Mellon's Credit Card Department in 1989. In this capacity, he was responsible for five portfolio purchases, as well as structuring offerings that secured various affinity contracts. He also initiated numerous profit improvement programs, including line increases, incentive pricing, cross selling and related matters.

   Additionally, in 1985, Mr. Samson acted as an advisor to Peter Ueberroth (then Commissioner of Major League Baseball) to whom he contributed ideas that Mr. Ueberroth incorporated in his proposals to the baseball players and owners during the labor dispute in the summer of 1985. The Commissioner was credited with bringing a quick resolution to the dispute, with the baseball strike lasting only two days. In 1992 and 1993, Mr. Samson was extensively quoted in the financial and computer industry trade press, including a Fortune magazine article titled "Computers That Learn By Doing" for his work involving the financial application of neural networks.

   Mr. Samson left Mellon Bank in 1993. In 1993 and 1994, Mr. Samson conceptualized, developed and implemented a 100% interest rebate credit card offered by a major financial institution. This innovative product has had a marked impact in the credit card industry.

   Since January, 1998, Mr. Samson has been a vice president and director of GamesParlor, Inc. (previously KO Interactive, Inc.), a provider of Internet games services to enthusiasts of classic parlor games.

   Philip J. Samson holds an M.B.A. from Pennsylvania State University, and a Bachelor of Science degree in Engineering from the University of Maryland.

Douglas F. Schofield

   Dr. Schofield currently conducts business through his own firm, Schofield Financial Counseling, providing financial advice to individuals and families, and administrative services to families in the handling of their financial affairs.

   Dr. Schofield has sought throughout his career to build a strong foundation in a variety of fields related to finance and planning. In addition to two years working in an analytic and planning capacity in the Federal Government (Transportation Department), Dr. Schofield has 12 years' experience in the banking industry. At Mellon Bank in Pittsburgh, he managed the bank's investment strategy, managed foreign exchange trading worldwide, and planned the bank's statewide expansion through the acquisition of other banks. Thereafter, Dr. Schofield was employed by Equibank and worked with the Chairman in a special capacity raising capital for the bank. For the three years prior to forming his own firm, he worked as president in the firm of French, Schofield & Associates providing comprehensive financial advice to individuals and families.

   Dr. Schofield received a Bachelors degree from Yale University, with honors, in 1967, with a major in Chemistry and Chemical Engineering. He then attended Harvard Business School and received an M.B.A. and a Doctorate in Strategic Planning. Dr. Schofield has taught M.B.A. courses at Atlanta University and at the University of Pittsburgh. He is a past President of the Harvard Business School Association of Pittsburgh and has held several chair positions, as well as served as trustee, for LaRoche College.

   During the past five years, Dr. Schofield has held investments in approximately 15 development stage companies in diverse industries. In addition, he has consulted extensively with owners of closely-held companies during the past decade and has served on the boards of four such companies during this period.

Meetings of the Board of Directors

   In 2000, the Board of Directors of the Company conducted 12 meetings. Each director of the Company attended at least 75% of the meetings held during the time he served as a Director.

Committees

   The full Board of Directors serves as the Portfolio Companies Valuation Committee and meets as a part of each regularly scheduled Board of Directors' meetings. In addition, the full Board of Directors serves as the Audit Committee and meets with the external auditors at least once during the year. There are no standing committees of the Board of Directors.

   In November, 2000, the Board established four shareholder advisory committees, as described below.

   Shareholders are invited to serve on these advisory committees. If you desire to serve on one of these committees in the coming years, please complete the Shareholder Advisory Committee Participation Form at the end of this Proxy Statement and return it with your proxy.

   Shareholder Advisory Committee on Compensation

   This shareholder advisory committee advises the Board of Directors as to compensation of directors, officers and consultants. The current members are William F. Rooney, Thomas N. Canfield and Joel Nagel.

   Shareholder Advisory Committee on Auditor Relations

   This shareholder advisory committee advises the Board as to its views concerning the performance of the Company's outside auditors, and makes such recommendations as it deems appropriate to improve the audit function or the Company's relationship with its outside auditors. The current members are Alvin
J. Catz, Rosi Littlefield and Theodore Neighbors.

   Shareholder Advisory Committee on Nominations

   This shareholder advisory committee makes recommendations to the Board based on its evaluation of potential candidates to serve on the Board. The current members are G. Richard Patton, Paul Nowak, Chester Fisher and Rosi Littlefield.

   Shareholder Advisory Committee on Corporate Governance

   This shareholder advisory committee advises the Board as to all matters of corporate governance. The current members are Douglas F. Schofield, Joel Nagel, Robert Huemmrich and Hal Mendlowitz.

   These shareholder advisory committees act in an advisory capacity only. The Company's directors will not, by reason of any advice or recommendations made by these advisory committees, be relieved of their fiduciary obligations to the Company, including the obligation to independently examine the issues underlying any recommendations or advice rendered by these advisory committees, all in accordance with Section II.13, "Duties of Directors and Reliance Upon Third Parties," of the Company's Bylaws. Each director must continue to perform his duties to the Company in good faith, act in the best interests of the Company with reasonable care, skill and diligence, and make reasonable investigation as required into facts presented to him. In order to ensure that the advisory committees will not be constrained in rendering advice to the Board by the potential disclosure of such advice, the reports of these advisory committees will remain confidential.



                    PROPOSAL NO. 2 -- SELECTION OF AUDITORS

The Proposal

   The Board of Directors appointed Goff Backa Alfera & Company, LLC, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2001. This appointment is being presented to shareholders for ratification. Goff Backa Alfera & Company, LLC audited the Company's financial statements for the year ended December 31, 2000.

   A representative of Goff Backa Alfera & Company, LLC is expected to attend the meeting and will be afforded an opportunity to make a statement if he or she desires to do so. This representative is also expected to be available to respond to appropriate questions.

Audit Fees

   Goff Backa Alfera & Company, LLC billed the Company an aggregate of $15,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the year ended December

31, 2000 and for the review of the financial statements included in each of the Company's quarterly reports on Forms10-Q during the year ended December 31, 2000.

Financial Information Systems Design and Implementation Fees

   Goff Backa Alfera & Company, LLC did not bill the Company for the year ended December 31, 2000 for professional services rendered in connection with financial systems design or implementation, the operation of the Company's information system or the management of its local area network.

All Other Fees

   Goff Backa Alfera & Company, LLC billed the Company an aggregate of $6,000 in fees for other services rendered to the Company and its affiliates for the year ended December 31, 2000.

Recommendation

   The Board of Directors recommends that the shareholders vote "FOR" the proposal. Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or abstention is specified.

                   INFORMATION REGARDING EXECUTIVE OFFICERS

   The following table sets forth certain information concerning each individual who currently serves as an executive officer or key employee of the Company, including such person's business experience during at least the past five years and positions held with the Company. Executive officers are appointed by the Board of Directors and serve at the pleasure of the Board. There are no family relationships among the executive officers, nor are there any arrangements or understandings between any executive officer and another person pursuant to which he was selected as an officer except as may be hereinafter described. See "Information Concerning Directors and Nominees" for additional biographical information concerning the executive officers.


       Name                 Age            Title
       G. Richard Patton    50             President and Chief Executive Officer
       Alvin J. Catz        62             Chief Financial Officer and Treasurer
       William F. Rooney    60             Secretary


                    COMPENSATION OF DIRECTORS AND OFFICERS

Compensation

   No officer received any remuneration for serving as an officer of the Company in 2000. Each director receives a $300 monthly fee. Generally, Board of Directors' meetings are held monthly, and more frequently if appropriate. The directors earned total compensation of $18,000 during 2000 as follows: G. Richard Patton, $3,600; Alvin J. Catz, $3,600; Philip J. Samson, $3,600; William
F. Rooney, $3,600; and Douglas F. Schofield, $3,600.

Compensation Committee Interlocks and Insider Participation

   During 2000 and in 2001 through the date of this Proxy Statement, the five nominees served on the Company's Board of Directors. The Company does not have a Compensation Committee. There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving any of these individuals.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee is comprised of the five members of the Board of Directors. In addition, the Shareholder Advisory Committee on Auditor Relations, which is comprised of Alvin J. Catz, Rosi Littlefield and Theodore Neighbors, advises the Board on matters relating to the financial reporting process. Neither the Audit Committee nor the Shareholder Advisory Committee on Auditor Relations operates according to a written charter. Since the Company's securities are not traded on Nasdaq or a securities exchange, the Company has not adopted (nor is required to adopt) a written charter for its audit committee.

   Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors of the Company are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee and the Shareholders Advisory Committee monitor and oversee these processes.

   Neither the Audit Committee nor the Shareholders Advisory Committee on Auditor Relations met with management to discuss the audited financial statements for the year ended December 31, 2000. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Both the Audit Committee and the Shareholders Advisory Committee on Auditor Relations discussed with the independent auditors that firm's independence. Based upon these discussions and the fact that non-audit related fees paid to the independent auditors by the Company were minimal, the Audit Committee determined that the provision of non-audit services by its independent auditors was compatible with maintaining the auditor's independence.

   Based upon the above discussions, the Shareholders Advisory Committee on Auditor Relations concluded that the Board of Directors should make the audited consolidated financial statements for the year ended December 31, 2000 available to the shareholders of the Company. The Audit Committee did not make a separate recommendation to the Board of Directors on this matter.


                              Audit Committee:

                              G. Richard Patton
                              Alvin J. Catz
                              William F. Rooney
                              Philip J. Samson
                              Douglas F. Schofield


                            PRINCIPAL SHAREHOLDERS

Securities Ownership of Certain Beneficial Owners and Management

   The following table sets forth the number of shares and percentage of Common Stock beneficially owned as of September 17, 2001 by (i) each person who is known by the Company to own beneficially more than 5% of the shares of Common Stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. Unless stated otherwise, each person so named exercises sole voting and investment power as to the shares of Common Stock so indicated. There were 4,224,870 shares of Common Stock issued and outstanding as of September 17, 2001. The Company has no other classes of capital stock authorized.

          Name and
          Address of                                Number of
          Beneficial Owner                           Shares           Percent


          G. Richard Patton                          25,000             0.6%
          2101 Greentree Road, Suite A-113
          Pittsburgh, Pennsylvania 15220

          William F. Rooney                          20,000             0.5%
          2101 Greentree Road, Suite A-113
          Pittsburgh, Pennsylvania 15220

          Alvin J. Catz                              30,000             0.7%
          2101 Greentree Road, Suite A-113
          Pittsburgh, Pennsylvania 15220

          Philip J. Samson                           30,000             0.7%
          2101 Greentree Road, Suite A-113
          Pittsburgh, Pennsylvania 15220

          Douglas F. Schofield                      180,000             4.3%
          2101 Greentree Road, Suite A-113
          Pittsburgh, Pennsylvania 15220

          PNC Venture Corp.                         333,330             7.9%
          Pittsburgh National Building
          249 Fifth Avenue
          Pittsburgh, PA 15222

          National City Venture Corp.               333,300             7.9%
          1965 East Sixth Street
          Cleveland, OH 44114

  All officers and directors, as a group, own 285,000 shares or 6.7% of the total issued and outstanding shares as of September 17, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain of its officers and persons who own more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to persons who are officers or directors of the Company or holders of 10% of the Company's common stock were complied with in 2000.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   None of the officers and directors of the Company have had any direct or indirect material transactions involving the Company since January 1, 2000. During 2000, the Company incurred $14,000 for accounting services payable to a consulting firm in which one of the Fund's officers is a significant shareholder. All of the officers and directors have purchased Common Stock, directly or indirectly, through one of the Company's Regulation E offerings.

   Certain of the Company's directors have co-invested, along with the Company, in the 22 investments in Portfolio Companies that the Company has made as of September 17, 2001. Directors' cash investments in Portfolio Companies in excess of $60,000 as of September 17, 2000 were: Douglas F. Schofield - Webmedx, Inc. (formerly RadNet Corporation), $85,599; Alvin J. Catz - Webmedx, Inc., $140,922; William F. Rooney - CoManage Corporation, $78,000; Philip J. Samson -Neo Linear, $75,000, Entigo Corporation, $85,000, Applied Electro-Optics Corporation, $80,000 and GamesParlor, Inc., $226,000.


                            SHAREHOLDERS' PROPOSALS

   To be considered for inclusion in the Company's Proxy Statement for the Annual Meeting of Shareholders to be held in 2002, shareholder proposals must be sent to the Company (directed to the attention of Office of the Secretary at 2101 Greentree Road, Suite A-113, Pittsburgh, Pennsylvania 15220) for receipt not later than June 1, 2002.


                           GENERAL AND OTHER MATTERS

   Management knows of no matters, other than those referred to in this Proxy Statement, which will be presented to the meeting. However, if any other matters properly come before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote it in accordance with their best judgment on such matters.

   The Company will bear the expense of preparing, printing and mailing this Proxy Statement, as well as the cost of any required solicitation. In addition to the solicitation of proxies by use of the mails, the Company may use regular employees, without additional compensation, to request, by telephone or otherwise, attendance or proxies previously solicited.


                             By Order of the Board of Directors


                             William F. Rooney
                             Secretary

Pittsburgh, Pennsylvania
September 18, 2001

                        Shareholder Advisory Committee
                              Participation Form


   If you would like to participate in any of the Shareholder Advisory Committees, please complete this form and return it with your proxy to:

                                 Alvin J. Catz
                  Western Pennsylvania Adventure Capital Fund
                       2101 Greentree Road, Suite A-113
                             Pittsburgh, PA  15220



   I would like to participate in (choose one):

   ______ the Shareholder Advisory Committee on Compensation

   ______ the Shareholder Advisory Committee on Auditor Relations

   ______ the Shareholder Advisory Committee on Nominations

   ______ the Shareholder Advisory Committee on Corporate Governance


Describe your qualifications for this position.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


Explain why you would like to participate in a Shareholder Advisory Committee and the types of contributions you hope to make to the Shareholder Advisory Committee of your choice.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                     PROXY

                  Western Pennsylvania Adventure Capital Fund
                       2101 Greentree Road, Suite A-113
                        Pittsburgh, Pennsylvania 15220


   The undersigned hereby appoints G. Richard Patton and Alvin J. Catz as Proxies, each with the power to appoint his substitute, to vote all of the shares of Common Stock of Western Pennsylvania Adventure Capital Fund, a Pennsylvania corporation (the "Company"), held of record by the undersigned on the record date, September 17, 2001, at the Annual Meeting of Shareholders to be held on October 22, 2001, or any adjournment thereof, as directed and, in their discretion, on all other matters which may properly come before the meeting. The undersigned directs said proxies to vote as specified upon the items shown below, which are referred to in the Notice of Annual Meeting and set forth in the Proxy Statement. This Proxy is solicited by the Board of Directors, which recommends that you vote FOR each proposal.

   Holders of record of the Company's Common Stock at the close of business on the record date will be entitled to vote at the Annual Meeting. Holders of Common Stock will be entitled to one vote for each share then held. Each shareholder may vote in person or by proxy. All shares represented by proxy will be voted in accordance with the instructions, if any, given in such proxy. A shareholder may abstain from voting on any proposal or may withhold authority to vote for any nominee(s) by so indicating below.

   The votes represented by this proxy will be voted as marked by you. However, if you execute and return the proxy unmarked, such votes will be voted FOR all of the proposals. Please mark each box with an "x".

1.   Election of Directors: G. Richard Patton, Alvin         NO. OF SHARES HELD   ____________
     J. Catz, William F. Rooney, Philip Samson and
     Douglas F. Schofield have been nominated.

     FOR              Withheld    Withheld for the           When shares are held as joint
                      for all     following (write the       tenants, both should sign.  When
                                  nominee's name in          signing as attorney, executor,
                                  the space below):          administrator, trustee or guardian,
                                                             please give full title as such. If
                                                             a corporation, please sign in full
     [_]              [_]         [_]                        corporate name by the President or
                                                             other authorized officer. If a
                                                             partnership, please sign in the
                                                             partnership name by authorized
                                                             person.


2.   Ratify appointment of Goff Backa Alfera &
     Company, LLC as the Company's independent               Dated:
     auditors.

     FOR              Against     Abstain                    Signature

     [_]              [_]         [_]                        Signature if held jointly

                                                             Printed name

                                                             PLEASE SIGN, DATE AND RETURN THE
                                                             PROXY CARD PROMPTLY USING THE
                                                             ENCLOSED ENVELOPE.